SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) - November 17, 2005

                         GLOBAL BEVERAGE SOLUTIONS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                            PACIFIC PEAK INVESTMENTS
                            ------------------------
             (Former name of registrant as specified in its charter)

           Nevada                      000-28027                 90-0093439
           ------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              file number)            Identification No.)

                        7633 East 63rd Place, Suite 220,
                                 Tulsa, OK 74133
          (Address of principal executive offices, including zip code)

                      4020 Birch Street, Suite 103, Newport
                                 Beach, CA 92660
       (Former address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4         MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 17, 2005, the Company dismissed its former independent registered public accountants, Squar, Milner, Reehl & Williamson, LLP ("Squar Milner"), Certified Public Accountants, of Newport Beach, California and engaged Turner, Stone & Company, LLP ("Turner Stone"), Certified Public Accountants, of Dallas, Texas, as its independent registered public accounting firm. The decision to change accountants was approved by the Board of Directors of the Company.

During the fiscal year ended December 31, 2004 and the subsequent interim periods until the change, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Squar Milner has not advised the Company of any reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K except as follows:

Squar Milner advised us as part of their 2004 audit as to deficiencies in our disclosure controls, which have resulted in a pattern of late filings with the Securities and Exchange Commission. Management and the board of directors have now taken specific steps to correct these issues in the 2005 quarterly reports.

The report of independent registered public accounting firm of Squar Milner as of and for the year ended December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

During the year ended December 31, 2004, and through November 17, 2005, the Company did not consult with Turner Stone regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Squar Milner prior to the date of the filing of this report. Squar Milner has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Squar Milner's letter, dated November 17, 2005, is filed as Exhibit 16 to this Form 8-K.

SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired - not applicable

         (b)      Pro Forma Financial Information - not applicable

         (c)      Exhibits

                  Exhibit
                  Number
                  -------

                  16 Letter from Squar, Milner, Reehl & Williamson, LLP dated November 17, 2005, to the Securities and Exchange Commission



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 GLOBAL BEVERAGE SOLUTIONS, INC.

November 18, 2005                                 /s/ Richard T. Clark
                                                 -------------------------------
                                                 By: Richard T. Clark
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------

16 Letter from Squar, Milner, Reehl & Williamson, LLP, dated November 17, 2005, to the Securities and Exchange Commission